SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2008

Charter Communications Holdings, LLC
Charter Communications Holdings Capital Corporation
CCH II, LLC
CCH II Capital Corp.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrants as specified in their charters)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-77499	43-1843179
333-77499-01	43-1843177
333-111423	03-0511293
333-111423-01	13-4257703
333-112593	86-1067239
333-112593-01	20-0259004
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrants' telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As of April 7, 2008, the employment agreement for Eloise E. Schmitz, the Senior Vice President, Strategic Planning and Interim Chief Financial Officer of Charter Communications, Inc. ("Charter"), the indirect parent company of Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation, CCH II, LLC, CCH II Capital Corp., CCO Holdings, LLC and CCO Holdings Capital Corp.,was amended (a) to increase her salary to $500,000 and (b) to increase her target bonus from up to 50% of annual base salary to up to 75% of annual base salary.  Both changes are effective during the period she is the Interim Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

Charter Communications Holdings, LLC Registrant By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: April 8, 2008

By:/s/ Grier C. Raclin Name: Grier C. Raclin Title: Executive Vice President, General Counsel and Secretary

Charter Communications Holdings Capital Corporation Registrant

Dated: April 8, 2008

By:/s/ Grier C. Raclin Name: Grier C. Raclin Title: Executive Vice President, General Counsel and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CCH II, LLC and CCH II Capital Corp. have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

CCH II, LLC Registrant By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: April 8, 2008

By:/s/ Grier C. Raclin Name: Grier C. Raclin Title: Executive Vice President, General Counsel and Secretary

CCH II Capital Corp. Registrant

Dated: April 8, 2008

By:/s/ Grier C. Raclin Name: Grier C. Raclin Title: Executive Vice President, General Counsel and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CCO Holdings, LLC and CCO Holdings Capital Corp. have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

CCO Holdings, LLC Registrant By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: April 8, 2008

By:/s/ Grier C. Raclin Name: Grier C. Raclin Title: Executive Vice President, General Counsel and Secretary

CCO Holdings Capital Corp. Registrant

Dated: April 8, 2008

By:/s/ Grier C. Raclin Name: Grier C. Raclin Title: Executive Vice President, General Counsel and Secretary